ING Life Insurance and Annuity Company
and its Variable Annuity Account C

Opportunity Plus Multiple Option Group Variable Annuity Contracts

Supplement dated July 21, 2010 to the Contract Prospectus and Contract Prospectus Summary,
each dated April 30, 2010, as amended.

The following information updates and amends certain information contained in your variable annuity Contract
Prospectus and Contract Prospectus Summary. Please read it carefully and keep it with your current Contract
Prospectus and Contract Prospectus Summary for future reference.

The following revises information provided in the supplement dated April 30, 2010. Item #3 in the supplement is deleted in its entirety and replaced with the following:

3. Effective July 19, 2010, the following information is added to Appendix III–Fund Descriptions:

Fund Name and Investment Adviser/Subadviser	Investment Objective(s)
Wells Fargo Funds Trust – Wells Fargo	Seeks to produce growth of capital.
Advantage Special Small Cap Value Fund

Investment Adviser: Wells Fargo Funds
Management, LLC

Subadviser: Wells Capital Management
Incorporated

Insurance products, annuities and retirement plan funding issued by (third party administrative services may also be provided
by) ING Life Insurance and Annuity Company. Securities are distributed by ING Financial Advisers, LLC (member SIPC),
One Orange Way, Windsor, CT 06095. Securities may also be distributed through other broker-dealers with which ING
Financial Advisers, LLC has selling agreements.

X.75962-10C	July 2010